As filed with the Securities and Exchange Commission on July 9, 2002

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 9, 2002

FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)

(704) 688-4300
(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
News Release disseminated on July 9, 2002

Item 5           Other Events

     On July 9, 2002, First Charter Corporation announced its financial results for the three and six month periods ended June 30, 2002. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7           Financial Statements and Exhibits

     (c)    The following exhibits are filed herewith:

Exhibit No.	Description

99.1	News release disseminated on July 9, 2002 by First Charter Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CHARTER CORPORATION

	By:	/s/ Robert O. Bratton Robert O. Bratton Executive Vice President and Chief Financial Officer

Dated: July 9, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release disseminated on July 9, 2002 by First Charter Corporation.